HEDGING INSTRUMENTS	12 Months Ended
Dec. 31, 2013
HEDGING INSTRUMENTS [Abstract]
HEDGING INSTRUMENTS
NOTE 8:-	HEDGING INSTRUMENTS

To protect against changes in value of forecasted foreign currency cash flows resulting from salaries and other payments that are denominated in NIS, the Company has entered into foreign currency forward contracts. These contracts are designated as cash flows hedges, as defined by ASC 815, as amended, and are considered highly effective as hedges of these expenses.

During the years ended December 31, 2013, 2012 and 2011, the Company recognized net income (loss) of $ 1,903, $ (723) and $ (146), respectively, related to the effective portion of its hedging instruments. The effective portion of the hedged instruments has been included as an offset (addition) of payroll expenses and other operating expenses in the statement of operations.

The ineffective portion of the hedged instrument which recorded during the years ended December 31, 2013, 2012 and 2011, was immaterial and has been recorded as financial income (loss).

The total amount reclassified out of accumulated other comprehensive income (loss) to the statement of operations during the years ended December 31, 2013, 2012 and 2011 was $ 1,931, $ (748) and $ (154), respectively.

In accordance with ASC 820, foreign currency derivative contracts are classified within Level 2 as the valuation inputs are based on quoted prices and market observable data of similar instruments. As of December 31, 2013 the Group does not have any open contracts. As of December 31, 2012, the fair value of the hedging instruments in the Company's balance sheet constituted an asset of approximately $ 1,363.